Exhibit 10.28

EXECUTION VERSION

FIRST AMENDMENT TO 3-YEAR TERM LOAN AGREEMENT

This First Amendment to 3-Year Term Loan Agreement (this “Amendment”) is made as of December 8, 2021, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain 3-Year Term Loan Agreement, dated as of February 10, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.    DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.    AMENDMENTS. Upon the effectiveness of this Amendment, the Loan Agreement is amended as follows (as so amended, the “Amended Loan Agreement”).

(a)    Section 1.1 of the Loan Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“First Amendment Date” shall mean December 8, 2021.

“Specified Merger” shall mean the acquisitions by the Buyer as contemplated by the Specified Merger Agreement without giving effect to amendments, supplements, waivers or other modifications to or consents under the Specified Merger Agreement that are adverse in any material respect to the Lenders in their capacities as such and that have not been approved by the Joint Lead Arrangers, such approval not to be unreasonably withheld or delayed.

“Specified Merger Agreement” shall mean the Agreement and Plan of Merger by and among American Tower Investments LLC, Appleseed Holdco LLC, Appleseed Merger Sub LLC, Appleseed OP Merger Sub LLC, CoreSite Realty Corporation, CoreSite, L.P. and the Borrower, dated as of November 14, 2021 (as amended, restated, amended and restated or otherwise modified from time to time).

(b)    Section 7.1(g) of the Loan Agreement is amended to replace the word “$3,000,000,000” with “$3,500,000,000”.

(c)    Section 7.1(m) of the Loan Agreement is amended and restated in its entirety as follows:

(m) Unsecured Indebtedness incurred by the Borrower to finance all or a portion of the Specified Merger.

(d)    Section 7.6 of the Loan Agreement is amended and restated in its entirety as follows:

Section 7.6 Total Borrower Leverage Ratio.

As of the end of each fiscal quarter ending on or after the First Amendment Date, the Borrower shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than 6.00 to 1.00; provided that in lieu of the foregoing, for any such date following the First Amendment Date occurring after a Qualified Acquisition (as defined below) and on or prior to the last day of the fourth full fiscal quarter of the Borrower after the consummation of such Qualified Acquisition, the Borrower will not permit such ratio as of such date to exceed 7.50 to 1.00 (the “Qualified Acquisition Step Up”) so long as the Qualified Acquisition Step Up did not apply in the immediately preceding fiscal quarter.

“Qualified Acquisition” shall mean an Acquisition by the Borrower or any Subsidiary which has been designated to the Lenders by an authorized officer of the Borrower as a “Qualified Acquisition” so long as, on a pro forma basis after giving effect to such Acquisition, the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Borrower (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to such acquisition would be no less than 5.50 to 1.00; provided that (i) no such designation may be made with respect to any Acquisition prior to the end of the fourth full fiscal quarter following the completion of the most recently consummated Qualified Acquisition unless the ratio of Total Debt to Adjusted EBITDA as of the last day of the most recently ended fiscal quarter of the Borrower (for which financial statements have been delivered pursuant to Section 6.1 or 6.2) prior to the consummation of such Acquisition was no greater than 6.00 to 1.00, (ii) the aggregate consideration for such Acquisition (including the aggregate principal amount of any Indebtedness assumed thereby) is equal to or greater than $850,000,000 and (iii) the Specified Merger shall constitute a “Qualified Acquisition” during the term of this Agreement for all purposes hereunder.

(e)    Section 8.1(h) of the Loan Agreement is amended to replace the two references to the word “$500,000,000” with “$600,000,000”.

(f)    Section 8.1(j) of the Loan Agreement is amended to replace the two references to the word “$500,000,000” with “$600,000,000”.

3.    BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Amended Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4.    EFFECTIVENESS. This Amendment shall become effective upon:

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(a) the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders; and

(b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

5.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

6.    GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

7.    MISCELLANEOUS.

(a)    On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)    On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

By:/s/RODNEY M. SMITH
	Name:	Rodney M. Smith
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

LENDERS:	BANK OF AMERICA, N.A., as
Administrative Agent and as a Lender

By:/s/BRANDON BOLIO
	Name:	Brandon Bolio
	Title:	Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By:/s/IGNACIO ALCARAZ
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

THE BANK OF NOVA SCOTIA,
as a Lender

By:/s/JOSEPH WARD
Name: Joseph Ward
Title: Managing Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

Commerzbank AG, New York Branch,
as a Lender,

By:/s/MATHEW WARD
Name: Mathew Ward
Title: Managing Director

By:/s/PAOLO DE ALESSANDRINI
Name: Paolo de Alessandrini
Title: Managing Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

Goldman Sachs Bank USA, as a Lender

By:/s/MAHESH MOHAN
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

ING Capital LLC, as Lender

By:/s/PIM ROTHWEILER
Name: Pim Rothweiler
Title: Managing Director

By:/s/SHIRIN FOZOUNI
Name: Shirin Fozouni
Title: Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

MIZUHO BANK, LTD.,
as a Lender

By:/s/TRACY RAHN
Name: Tracy Rahn
Title: Executive Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

MUFG Bank, Ltd. as a Lender

By:/s/MARLON MATHEWS
Name: Marlon Mathews
Title: Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

PNC Bank, National Association,
as a Lender

By:/s/BRANDON K. FIDDLER
Name: Brandon K. Fiddler
Title: Senior Vice President

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

Royal Bank of Canada, as Lender

By:/s/D. W. SCOTT JOHNSON
Name: D.W. Scott Johnson
Title: Authorized Signatory

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:/s/JONATHAN LOGAN
Name: Jonathan Logan
Title: Director

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:/s/JEFFREY GUIYAB
Name: Jeffrey Guiyab
Title: Authorized Signatory

[Signature Page to First Amendment to 3-Year Term Loan Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:/s/BRIAN CROWLEY
Name: Brian Crowley
Title: Managing Director

By:/s/MIRIAM TRAUTMANN
Name: Miriam Trautmann
Title: Senior Vice President

[Signature Page to First Amendment to 3-Year Term Loan Agreement]